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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1997 Incentive Stock Plan of GameTech International, Inc. of our report dated December 19, 1998, with respect to the financial statements of GameTech International, Inc. included in the Annual Report (Form 10-K) for the year ended October 31, 1998.

/s/ ERNST & YOUNG LLP

Phoenix, Arizona
January 29, 1999